Exhibit 99(b)



                        PETROCORP INCORPORATED
                        ----------------------
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            -----------------------------------------------
                 (in thousands, except share amounts)
                              (Unaudited)

                             For the three months   For the six months
                                ended June 30,        ended June 30,
                                --------------        -------------

                                2003     2002        2003       2002
                               -------  -------     -------   --------
Revenues:
     Oil and gas              $ 9,148  $ 7,115    $ 18,951   $ 13,243
     Other                        178       57         216        105
                               -------  -------     -------   --------
                                9,326    7,172      19,167     13,348
                               -------  -------     -------   --------
Expenses:
     Production costs           2,467    2,507       4,995      5,091
     Depreciation, depletion
      and amortization          1,768    2,130       3,293      4,450
     General and
      administrative              561      375       1,280        738
     Other operating expenses      21       32          55         64
                               -------  -------     -------   --------
                                4,817    5,044       9,623     10,343
                               -------  -------     -------   --------
Income from operations          4,509    2,128       9,544      3,005
                               -------  -------     -------   --------
Other income (expenses):
     Investment income            211       95         230        106
     Interest expense             (81)    (426)       (416)      (850)
     Other income (expenses)    2,918      222       3,134        255
                               -------  -------     -------   --------
                                3,048     (109)      2,948       (489)
                               -------  -------     -------   --------
Income from continuing
 operations before income
 taxes and accounting change    7,557    2,019      12,492      2,516
                               -------  -------     -------   --------
Income tax provision:
     Current                      (99)     (10)      1,651        (27)
     Deferred                   2,880      573       2,910        764
                               -------  -------     -------   --------
                                2,781      563       4,561        737
                               -------  -------     -------   --------
Income from continuing
 operations before accounting
 change                         4,776    1,456       7,931      1,779
Discontinued operations:
     Income from discontinued
      Canadian operations (net
      of applicable taxes of
      nil, $816, $1,530 and
      $1,248)                       -      924       2,113      1,647
     Gain on sale of Canadian
      subsidiaries (net of
      taxes of $80 and
      $19,771)                    138        -      33,664          -
                               -------  -------     -------   --------
Income before cumulative
 effect of a change in
 accounting principle           4,914    2,380      43,708      3,426
Cumulative effect on prior
 years of accounting change,
 less applicable income taxes
 of $1,743                          -        -      (2,969)         -
                               -------  -------     -------   --------
Net income                    $ 4,914  $ 2,380    $ 40,739   $  3,426
                               =======  =======     =======   ========

Net income per common share -
 basic
     Income from continuing
      operations              $  0.38  $  0.12    $   0.62   $   0.14
     Income from discontinued
      operations                 0.01     0.07        2.83       0.13
     Cumulative effect of
      change in accounting
      principle                     -        -       (0.23)         -
                               -------  -------     -------   --------
     Net income               $  0.39  $  0.19    $   3.22   $   0.27
                               =======  =======     =======   ========

Net income per common share -
 diluted
     Income from continuing
      operations              $  0.37  $  0.12    $   0.62   $   0.14
     Income from discontinued
      operations                 0.01     0.07        2.80       0.13
     Cumulative effect of
      change in accounting
      principle                     -        -       (0.23)         -
                               -------  -------     -------   --------
     Net income               $  0.38  $  0.19    $   3.19   $   0.27
                               =======  =======     =======   ========

Weighted average number of
 common shares - basic         12,650   12,561      12,649     12,559
                               =======  =======     =======   ========

Weighted average number of
 common shares - diluted       12,779   12,685      12,765     12,680
                               =======  =======     =======   ========